UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 29, 2004




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



  Delaware                     1-9566                    95-4087449
 (State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,  90401-1490
  (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 917 CFR 240.13e-4(c))

                       Total number of pages is 4 Index to
                              Exhibit is on Page 3.

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7.01 the summary monthly financial data as of September 30, 2004 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.


ITEM 9.01.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) Exhibits

  99.0     Monthly Financial Data as of September 30, 2004 (Unconsolidated)

                           S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FIRSTFED FINANCIAL CORP.



Dated:  October 29, 2004                     By: /s/ Douglas J. Goddard
                                                 ----------------------
                                                     Douglas J. Goddard
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                              Page

99.0     Monthly Financial Information as of September 30, 2004     4

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                         As of,for the        As of,for the     As of,for the    As of,for the 9   As of,for the 9
                                         month ended           month ended       month ended      months ended       months ended
                                        September 30,           August 31,      September 30,     September 30,      September 30,
                                            2004                  2004              2003               2004               2003
                                            ----                  ----              ----               ----               ----

Cash and investment securities       $        314,765  $         330,613  $         125,703  $          314,765   $        125,703
Total assets                         $      6,438,539  $       6,089,558  $       4,525,127  $        6,438,539   $      4,525,127

LOANS:
Total mortgage-backed securities     $        105,811  $         109,972  $         151,130  $          105,811   $        151,130
Total loans, net                     $      5,825,939  $       5,465,658  $       4,107,646  $        5,825,939   $      4,107,646

Loans originated/purchased:
  Single family loans                $        379,448  $         326,871  $         151,092  $        1,976,689   $      1,201,451
  Multi-family loans                          107,537             74,668             42,226             453,268            351,595
  Commercial real estate loans                  6,311              3,650              4,670              32,231             24,976
  Other                                         4,990              4,313              5,571              59,119             37,702
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $        498,286  $         409,502  $         203,559  $        2,521,307   $      1,615,724
                                        ==============    ===============    ===============    ================     ===============

Percentage of ARMs originated:                   100%               100%                92%                 99%                70%

Loan repayments:
  Single family loans                $         70,646  $          81,791  $         100,986  $          690,625   $        768,168
  Multi-family and commercial real
     estate loans                              71,639             16,651             53,559             364,513            475,336
  Other                                           309              2,240              3,815              33,223             43,066
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $        142,594  $         100,682  $         158,360  $        1,088,361   $      1,286,570
                                        ==============    ===============    ===============    ================     ===============

Loans sold                           $            --   $              --  $           3,903  $            3,297   $         81,248


Average rate on loans
   originated/purchased                         4.50%              4.45%              4.69%               4.45%              4.96%
Percentage of portfolio in
   adjustable rate loans                       89.06%             85.19%             75.50%              89.06%             75.50%
Non-performing assets
   to total assets                              0.02%              0.01%              0.12%               0.02%              0.12%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      2,576,200  $       2,400,000  $       1,429,000  $        2,576,200   $      1,429,000
Reverse
repurchase                           $        111,224  $         115,224  $         129,220  $          111,224   $        129,220
   agreements

DEPOSITS:
Retail deposits                      $      2,554,103  $       2,539,457  $       2,464,410  $        2,554,103   $      2,464,410
Wholesale deposits                            719,231            560,476             58,476             719,231             58,476
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $      3,273,334  $       3,099,933  $       2,522,886  $        3,273,334   $      2,522,886
                                        ==============    ===============    ===============    ================     ===============

Net increase (decrease)              $        173,401  $         267,203  $          (5,327) $          715,908   $        (22,147)


AVERAGE INTEREST RATES:
Yield on loans                                  4.46%              4.56%              5.33%               4.71%              5.61%
Yield on investments                            2.89%              2.80%              1.28%               2.64%              2.32%
Yield on earning assets                         4.38%              4.46%              5.20%               4.61%              5.51%
Cost of deposits                                1.47%              1.39%              1.40%               1.32%              1.63%
Cost of borrowings                              2.53%              2.49%              3.14%               2.53%              3.29%
Cost of money                                   1.94%              1.89%              2.06%               1.84%              2.25%
Earnings spread                                 2.44%              2.57%              3.14%               2.77%              3.26%
Effective net spread                            2.53%              2.66%              3.27%               2.86%              3.40%
